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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): December 14, 2005

                        Global Pari-Mutual Serivces, Inc.
                        ---------------------------------
             (Exact Name of Registrant as Specified in its Charter)


            Nevada                      000-32509               88-0396452
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(State or other jurisdiction of        (Commission            (IRS Employer
incorporation or organization)         File Number)         Identification No.)


         91 Pacheco Creek Drive
           Novato, California                                      94949
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(Address of Principal Executive Offices)                         (Zip Code)


               Registrant's Telephone Number, Including Area Code:
                                 (415) 302-8621
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                                       N/A
                                       ---
        (Former name, former address, and formal fiscal year, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

     On December 14, 2005, Andrew Broughton, William G. Isetta and Gerald P. Richardson, three of the directors of Global Pari-Mutuel Services, Inc. (the "Company"), tendered to the Company's board of directors their resignations as directors of the Company. The resignations were accepted by the remaining members of the Company's board of directors.

     Also on December 14, 2005, the remaining members of the Company's board of directors appointed Keith A. Cannon to fill one of the vacancies created by the resignations of Messrs. Broughton, Isetta and Richardson. Mr. Cannon has been employed in the securities brokerage industry for more than 36 years, and has served as the branch manager for Wilson-Davis & Co. in San Diego, California since 1994. Among his professional activities, Mr. Cannon served on the business district conduct committee of the National Association of Securities Dealers for a three-year term, was elected as President of the Utah Securities Dealers Association and was appointed to serve as Chairman and a board member of the Utah Governor's Securities Advisory Board. Mr. Cannon holds a masters degree in business and a backelors degree in journalism from the University of Utah.

     In addition to his appointment as a director of the Company, Mr. Cannon currently serves as a director and member of the audit committee of Elamex, S.A. de C.V., a management services company located in El Paso, Texas, Montgomery Realty Group, a real estate management firm located in South San Francisco, California, JLN Conture, a New York City-based bridal and dress manufacturer, and Vista Corop., a small business technology and consulting service provider located in Redmond, Washington.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Global Pari-mutuel Services, Inc.



Dated:  December 20, 2005                      By /s/ James A. Egide
                                               ---------------------------------
                                               James A. Egide
                                               Chief Executive Officer